RCM GLOBAL TECHNOLOGY FUND

SEMI-ANNUAL REPORT

JUNE 30, 1997

                              RCM GLOBAL TECHNOLOGY FUND
                     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The RCM Global Technology Fund (the "Fund") returned 9.21% for the first half of 1997, which exceeded the 6.94% turned in by the Lipper Science & Technology Fund Index (this index is an equally weighted index of the 10 largest U.S. science and technology mutual funds). The S&P 500 returned 20.61% for the same period.

In the first half of 1997, the stock market continued to favor the largest stocks. To illustrate, the largest 20 stocks of the S&P 500 returned 28.1%, the overall S&P 500 returned 20.61%, the Russell Midcap Index returned 12.63%, and the Russell 2000 Index, which is an index of smaller capitalization stocks, returned 10.20%. The S&P 500 has been a very difficult benchmark to beat for most money managers who run diversified portfolios. RCM Capital Management, L.L.C. ("RCM"), the Fund's investment manager, regards the Fund as a diversified fund that can invest in companies that have both large and smaller capitalizations. Within the universe of stocks that the Fund invests in, RCM regards the high growth portion of mid capitalization companies as the most attractive in the long run. These companies are usually established enough to be leaders in their specialty, but not so large as to suffer from low growth rates. In addition, these companies are usually not yet fully discovered by mainstream investors. Although the stock market in general and the technology portion of the market, specifically, were dominated by the very large stocks, there has been improved stock performance for smaller stocks over the last two months. This is a healthy sign to us and bodes well for the Fund's performance in the second half of 1997.

When we last wrote to the Fund's shareholders six months ago, we cautioned about greater risk in the coming months. Late January turned out to be the end of a bullish phase for technology stocks that started in the summer of 1996. The subsequent correction was even more severe than we had anticipated! But as April drew to a close, despair soon turned to relief as interest rates started to decline once again. The stock market followed interest rates and set record after record. Like many money managers, RCM is concerned that the overall market is highly valued by historical standards. RCM also recognizes that the favorable economic and savings environment is likely to continue. Relative to the overall market, RCM sees reasonable valuations for most technology stocks, and attractive valuations for many mid and small capitalization stocks.

In the first half of 1997, the Fund's Nordic wireless communications equipment stocks continued to appreciate nicely. The Fund performed less well in the data communications sector, which underwent a severe correction due to increasing competition and slower growth rates. RCM is hopeful that this correction has run its course and is focused on several leaders of this industry.

In the computer hardware area, the Fund did particularly well with the storage sector, where the Fund was heavily invested in the beginning of the year, but sold most of its holdings before the earnings disappointments of the second quarter 1997 were announced. The Fund's small exposure to the PC industry hurt performance for a period of time, since this sector produced very strong stock performance. RCM believes the leaders of this industry will continue to gain market share and has increased the Fund's exposure, particularly to the computer server area.

The Fund's semiconductor stocks did very well, particularly the equipment stocks. RCM believes that another multi-year semiconductor upcycle may have begun and is maintaining the Fund's holdings in this area.

The Fund benefited from its investments in several software stocks in addition to Microsoft. RCM believes many of these companies continue to offer very high growth rates and reasonable valuations. The Fund's healthcare holdings produced mixed results. The large medical device companies produced lucrative returns, while the biotech stocks languished. RCM believes that the Fund's biotech companies are nearing product approval announcements and that revenues will soon follow.

With many exciting high growth companies to invest in, RCM has decreased the moderate growth portion of the Fund's portfolio, including aerospace/defense, large Japanese technology, and business service companies.

RCM continues to believe that technology is a major driving force of the global economy and that this broad sector contains numerous compelling investment opportunities. RCM also continues to believe that it possesses the experience, resources, and the energy to perform well for the Fund's investors. We thank you for your continuing confidence in the Fund and RCM.

RCM GLOBAL TECHNOLOGY FUND
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

RCM GLOBAL TECHNOLOGY FUND

     [Graph]

                                                       Lipper Science &
              RCM Global Tech.   S&P 500             Technology Fund Index
              ----------------   ------              ---------------------

    12/27/95       25,000        25,000                    25,000
    1/31/96        25,925        25,910                    24,741
    2/29/96        26,650        26,151                    25,784
    3/31/96        26,550        26,402                    24,643
    4/30/96        28,950        26,792                    27,099
    5/31/96        29,825        27,483                    27,745
    6/30/96        28,450        27,587                    25,830
    7/31/96        25,675        26,369                    23,913
    8/31/96        26,925        26,925                    25,138
    9/30/96        29,675        28,440                    27,467
    10/31/96       29,250        29,224                    27,056
    11/30/96       31,925        31,433                    29,592
    12/31/96       31,730        30,811                    29,066
    1/31/97        34,223        32,736                    31,357
    2/28/97        30,899        32,992                    28,523
    3/31/97        28,909        31,636                    26,376
    4/30/97        29,287        33,524                    27,522
    5/31/97        33,618        35,566                    30,797
    6/30/97        34,651        37,159                    31,082


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The chart above shows the performance of the RCM Global Technology Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Lipper Science & Technology Fund Index.(b) The chart represents a cumulative return(c)(d) of 38.60% for the Fund. The average annual return(c)(d) from the Fund's inception was 24.14%. The chart assumes a hypothetical $25,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(c)
JUNE 30, 1997
------------------
           LIFE OF
1 YEAR     FUND(d)
------------------
21.80%     24.14%
------------------

The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

________________
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d) The Fund commenced operations on December 27, 1995.

                              RCM GLOBAL TECHNOLOGY FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    JUNE 30, 1997
                                     (UNAUDITED)

                                                         % OF
SHARES    COUNTRY            EQUITY INVESTMENTS       NET ASSETS   MARKET VALUE
--------  -------  ---------------------------------  ----------   ------------

BIOTECH AND BIOPHARMACEUTICAL                              1.5%

  1,300     US    Algos Pharmaceutical Corp.*                     $     23,725
  8,600     US    NaPro BioTherapeutics Inc.*                           62,350
                                                                  ------------
                                                                        86,075
                                                                  ------------

BUSINESS SERVICES                                          3.5%

  3,500     US    Healthcare Recoveries Inc.*                           67,813
  4,770     US    TeleTech Holdings Inc.*                              125,213
                                                                  ------------
                                                                       193,026
                                                                  ------------

BUSINESS SOFTWARE                                         17.4%

  2,000     IE    CBT Group PLC (Sponsored ADR)*                       126,250
  1,420     US    Computer Associates International Inc.                79,076
  1,700     US    McAfee Associates Inc.*                              107,313
  1,150     US    Microsoft Corp.*                                     145,331
  3,010     US    PeopleSoft Inc.*                                     158,778
  1,900     US    Vantive Corp.*                                        53,675
  4,000     US    Veritas Software Co.*                                201,000
  2,697     US    Wind River Systems Inc.*                             103,160
                                                                  ------------
                                                                       974,583
                                                                  ------------

CAPITAL EQUIPMENT                                          6.8%

  3,000     NL    ASM Lithography Holdings N.V.*                       175,500
  2,710     US    Cymer Inc.*                                          132,113
  1,500     US    KLA Instruments Corp.*                                73,125
                                                                  ------------
                                                                       380,738
                                                                  ------------

COMMERCIAL/SPECIALTY                                       1.4%

  1,450     US    Sundstrand Corp.                                      80,928

COMPONENTS                                                 6.0%

  2,966     US    Analog Devices Inc.*                                  78,784
    600     TW    ASE Test Ltd.*                                        25,350
    410     US    Intel Corp.                                           58,143
  1,735     US    Maxim Integrated Products Inc.*                       98,678
  2,570     US    Microchip Technology Inc.*                            76,458
                                                                  ------------
                                                                       337,413
                                                                  ------------

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    JUNE 30, 1997
                                     (UNAUDITED)

                                                         % OF
SHARES    COUNTRY            EQUITY INVESTMENTS       NET ASSETS   MARKET VALUE
--------  -------  ---------------------------------  ----------   ------------

COMPUTERS                                                  1.0%

    555     US    Compaq Computer Corp.*                             $  55,084

COMPUTERS/OFFICE EQUIPMENT                                 0.9%

    930     IE    Saville Systems PLC (Sponsored ADR)*                  48,360

CONGLOMERATES                                              1.4%

    920     US    United Technologies Corp.                             76,360

CONSUMER SOFTWARE                                          2.7%

  2,210     US    Electronics Arts Inc.*                                74,311
  2,000     JP    NAMCO                                                 77,252
                                                                  ------------
                                                                       151,563
                                                                  ------------

DATA PROCESSING AND SERVICES                               9.9%

  3,300     US    America Online Inc.*                                 183,563
  3,700     US    Ceridian Corp.*                                      156,325
  1,480     US    Computer Sciences Corp.*                             106,745
  4,000     NO    Merkantildata ASA                                     79,226
    300     FI    TT Tieto OY                                           25,990
                                                                  ------------
                                                                       551,849
                                                                  ------------

DEFENSE-RELATED ELECTRONICS                                1.0%

  3,900     US    Loral Space & Communications Ltd.*                    58,500

ELECTRONICS/NEW TECHNOLOGY                                 3.4%

  1,600     JP    Advantest Corp.                                      123,045
  5,000     JP    NEC Corp.                                             69,912
                                                                  ------------
                                                                       192,957
                                                                  ------------

ETHICAL PHARMACEUTICALS                                    1.4%

  3,400     US    SangStat Medical Corp.*                               78,625

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    JUNE 30, 1997
                                     (UNAUDITED)

                                                         % OF
SHARES    COUNTRY            EQUITY INVESTMENTS       NET ASSETS   MARKET VALUE
--------  -------  ---------------------------------  ----------   ------------

HOSPITAL MANAGEMENT                                        1.4%

  1,950     US    Columbia/HCA Healthcare Corp.                   $     76,659

INFORMATION SERVICES                                       2.9%

  2,200     JP    Shinko Electric Industries                            80,556
  2,560     US    Sterling Commerce Inc.*                               84,160
                                                                  ------------
                                                                       164,716
                                                                  ------------

INTERNATIONAL MEDIA                                        2.3%

  3,850     US    CKS Group Inc.*                                      129,938

LOCAL AREA COMMUNICATIONS                                  3.3%

  2,770     US    Cisco Systems Inc.*                                  185,936

LONG DISTANCE TELEPHONE                                    1.3%

  2,200     US    WorldCom Inc.                                         70,400

MEDICAL PRODUCTS AND TECHNOLOGY                            2.2%

    720     US    Guidant Corp.                                         61,200
  1,340     US    Sofamor/Danek Group Inc.*                             61,305
                                                                  ------------
                                                                       122,505
                                                                  ------------

PERIPHERAL EQUIPMENT                                       2.9%

  4,100     US    EMC Corp.*                                           159,900

SPECIALTY COST CONTAINMENT                                 1.7%

  9,590     US    Medaphis Corp.*                                       96,499

SPECIALTY DRUGS                                            0.6%

  7,500     US    CIMA Labs Inc.*                                       30,937

TECHNICAL SOFTWARE                                         1.2%

  4,750     US    Peerless Systems Corp.*                               65,312

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    JUNE 30, 1997
                                     (UNAUDITED)

                                                         % OF
SHARES    COUNTRY            EQUITY INVESTMENTS       NET ASSETS   MARKET VALUE
--------  -------  ---------------------------------  ----------   ------------

WIDE AREA COMMUNICATIONS                                   9.4%

  1,900     FR    Alcatel Alsthom (Sponsored ADR)                 $     47,975
  1,400     US    Applied Materials Inc.*                               99,137
    610     US    Ascend Communications Inc.*                           24,019
  1,890     CA    Newbridge Networks Corp.*                             82,215
  3,400     US    Octel Communications Corp.*                           79,688
  3,280     US    Uniphase Corp.*                                      191,060
                                                                  ------------
                                                                       524,094
                                                                  ------------

WIRELESS COMMUNICATIONS                                    6.0%

  2,250     US    Airtouch Communications Inc.*                         61,594
  1,900     SE    Ericsson LM Telephone Co. (Sponsored ADR)             74,812
  2,755     FI    Nokia Corp. (Sponsored ADR A)                        203,181
                                                                  ------------
                                                                       339,587
                                                                  ------------

TOTAL EQUITY INVESTMENTS  (COST $4,269,633)               93.5%
                                                                     5,232,544
                                                                  ------------


SHORT-TERM INVESTMENTS

   177,457  US    SSgA Money Market Fund                               177,457
   177,457  US    SSgA U.S. Government Money Market Fund               177,457
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS  (COST $354,914)              6.3%
                                                                       354,914
                                                                  ------------


TOTAL INVESTMENTS  (COST $4,624,547)**                               5,587,458

                  PAYABLE FOR SHORT SALES (a)             (0.7%)       (40,000)

                  OTHER ASSETS LESS LIABILITIES            0.9%         51,032
                                                                  ------------

                  NET ASSETS                             100.0%   $  5,598,490
                                                                  ------------
                                                                  ------------

(a) The Fund has the following short sale position (Note 1):

                                                         % of
Shares    Country         Security Sold Short         Net Assets   Market Value
--------  -------  ---------------------------------  ----------   ------------
  (500)     FR    SGS Thomson Microelectronics N.V.       (0.7%)  $    (40,000)
                   (Proceeds $38,844)

*  Non-income producing security.

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                       INVESTMENTS IN SECURITIES AND NET ASSETS
                                    JUNE 30, 1997
                                     (UNAUDITED)



TAX INFORMATION:
** For Federal income tax purposes, cost is $4,644,215 and unrealized appreciation (depreciation) of equity securities is as follows:

                   Unrealized appreciation            $   1,045,586
                   Unrealized depreciation                 (102,343)
                                                       -------------
                   Net unrealized appreciation        $     943,243
                                                       -------------
                                                       -------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Fund's investments in securities and net assets at June 30, 1997, categorized by country:

                                          Country           % of
                   Country                 Code           Net Assets
                    ---------------        -------         ----------
                   Canada                   CA                  1.5%
                   Finland                  FI                  4.1%
                   France                   FR                  0.1%
                   Ireland                  IE                  3.1%
                   Japan                    JP                  6.3%
                   Norway                   NO                  1.4%
                   Sweden                   SE                  1.3%
                   Taiwan                   TW                  0.5%
                   The Netherlands          NL                  3.1%
                   United States            US                 78.6%
                                                           ----------
                                                              100.0%
                                                           ----------
                                                           ----------


       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1997
                                     (UNAUDITED)


ASSETS:
  Investments in securities, at value (cost $4,624,547) (Note 1)    $5,587,458
  Restricted cash on securities sold short (Note 1)                     45,151
  Receivable for investments sold                                      152,862
  Deferred organizational costs (Note 5)                                52,314
  Dividends receivable                                                   3,599
  Prepaid assets                                                         1,687
                                                                     ----------
    Total Assets                                                     5,843,071
                                                                     ----------

LIABILITIES:
  Payable for investments purchased                                    135,077
  Payable for short sales (Proceeds $38,844) (Note 1)                   40,000
  Payable for professional fees                                         30,413
  Payable for printing expenses                                         16,486
  Payable for investment management fees (Note 6)                        6,845
  Payable for Directors' fees (Note 7)                                   6,125
  Payable for miscellaneous expenses                                     9,635
                                                                     ----------
    Total Liabilities                                                  244,581
                                                                     ----------
NET ASSETS                                                          $5,598,490
                                                                     ----------
                                                                     ----------

NET ASSETS CONSIST OF:
  Paid-in capital (Note 3)                                          $4,399,267
  Accumulated net investment loss                                      (29,171)
  Accumulated net realized gain on investments and foreign
    currency transactions                                              266,584
  Net unrealized appreciation on investments and translation
  of other assets and liabilities in foreign currencies                961,810
                                                                     ----------
NET ASSETS                                                          $5,598,490
                                                                     ----------
                                                                     ----------

NET ASSET VALUE PER SHARE
   ($5,598,490 DIVIDED BY 406,820 shares outstanding)               $    13.76
                                                                     ----------
                                                                     ----------

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                               STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                     (UNAUDITED)


INVESTMENT INCOME:
  Income:
    Dividends (net of foreign withholding tax of $1,165)            $   17,414
  Expenses:
    Investment management fees (Note 6)                                 26,620
    Transfer agent fees                                                 12,873
    Registration and filing fees                                        12,130
    Directors' fees (Note 7)                                            11,125
    Amortization of organizational costs (Note 5)                        7,438
    Custodian fees                                                       4,424
    Professional Fees                                                    3,748
    Insurance expenses                                                   2,712
                                                                     ----------
      Total expenses before reimbursements                              81,070
    Expenses reimbursed by investment manager (Note 6)                 (34,485)
                                                                     ----------
      Total net expenses                                                46,585
                                                                     ----------

         Net investment loss                                           (29,171)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN:
  Net realized gain from investments                                   134,817
  Net realized gain from foreign currency transactions                   5,188
                                                                     ----------
    Net realized gain                                                  140,005
                                                                     ----------

  Net change in unrealized appreciation on investments                 226,595
                                                                     ----------

       Net realized and unrealized gain during the period              366,600
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                                    $  337,429
                                                                     ----------
                                                                     ----------

       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                         STATEMENTS OF CHANGES IN NET ASSETS


                                                            Six months ended
                                                              June 30, 1997          Year Ended
                                                               (Unaudited)        December 31, 1996
                                                            ----------------      -----------------

OPERATIONS:
  Net investment loss                                         $  (29,171)           $  (41,219)
  Net realized gain on investments and foreign
    currency transactions                                        140,005               203,942
  Net change in unrealized appreciation on
    investments and translation of other assets
    and liabilities in foreign currencies                        226,595               731,362
                                                               ----------            ----------
  Net increase in net assets resulting from
    operations                                                   337,429               894,085

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments (Note 1)                                            (36,142)
NET INCREASE FROM CAPITAL SHARES TRANSACTIONS
   (Note 3)                                                      144,222             3,305,192
                                                               ----------            ----------

TOTAL INCREASE IN NET ASSETS                                     481,651             4,163,135

NET ASSETS:
    Beginning of period                                        5,116,839               953,704
                                                               ----------            ----------
    End of period *                                           $5,598,490            $5,116,839
                                                               ----------            ----------
                                                               ----------            ----------

--------------------
* Includes accumulated net investment loss of:                $  (29,171)           $      -
                                                               ----------            ----------
                                                               ----------            ----------


       The accompanying notes are an integral part of the financial statements.

                              RCM GLOBAL TECHNOLOGY FUND
                                 FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding are as follows:

                                                                                            December 27, 1995
                                                Six months ended                              (commencement
                                                  June 30, 1997         Year Ended          of operations) to
                                                   (Unaudited)     December 31, 1996 (a)    December 31, 1995
                                                ----------------   ---------------------    -----------------

PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period             $  12.60              $   10.04              $  10.00
                                                    --------              ---------              --------
  Net investment loss (b) (c)                         (0.07)                 (0.15)                  -
  Net realized and unrealized gain
    on investments (b)                                 1.23                   2.80                  0.04
                                                    --------              ---------              --------
  Net increase in net asset value
    resulting from investment operations (b)           1.16                   2.65                  0.04
                                                    --------              ---------              --------
  Distributions from net realized gains on
    investments                                           -                  (0.09)                  -
                                                    --------              ---------              --------

NET ASSET VALUE, END OF PERIOD                    $   13.76              $   12.60              $  10.04
                                                    --------              ---------              --------
                                                    --------              ---------              --------

TOTAL RETURN (d)                                      9.21%                 26.41%                 0.40%
                                                    --------              ---------              --------
                                                    --------              ---------              --------

RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid per share (e)        $  0.0685              $  0.0599              $    -
                                                    --------              ---------              --------
                                                    --------              ---------              --------

Net assets, end of period (in 000's)              $   5,598              $   5,117              $    954
                                                    --------              ---------              --------
                                                    --------              ---------              --------

Ratio of expenses to average net assets (c)            1.75% (f)             1.73%                  0.00% (g)
                                                    --------              ---------              --------
                                                    --------              ---------              --------

Ratio of net investment loss to average
  net assets (c)                                     (1.10%)(f)             (1.34%)               (0.02%)(g)
                                                    --------              ---------              --------
                                                    --------              ---------              --------


Portfolio turnover                                   117.98% (h)           155.58%                  0.00% (g)
                                                    --------              ---------              --------
                                                    --------              ---------              --------

----------------------
(a) On June 14, 1996, RCM Capital Management, L.L.C. became the investment manager.
(b) Calculated using the average share method.
(c) Includes reimbursement by the Fund's investment manager of certain ordinary operating expenses equal to $0.08 and $0.70 per share (calculated using the average share method) for the six months ended 6/30/97 and for the year ended 12/31/96, respectively. Without such reimbursement, the ratio of expenses to average net assets would have been 3.04% and 7.75% for the six months ended 6/30/97 and for the year ended 12/31/96, respectively. In addition, the ratio of net investment loss to average net assets would have been (2.39%) and (7.36%) for the six months ended 6/30/97 and the year ended 12/31/97, respectively (see Note 6).
(d) Total return measures the change in value of an investment over the period indicated.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission structures may differ.
(f) Annualized.
(g) Not annualized.  Fund was in operations for five days.
(h) Not annualized.

                              RCM GLOBAL TECHNOLOGY FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES

    RCM Global Technology Fund (the "Fund") is a non-diversified series of RCM Equity Funds, Inc. (the "Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

    a.  SECURITIES VALUATIONS:

    Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the Company in good faith deems appropriate to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on the National Association of Securities Dealers, Inc. Automated Quotation System or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Company deems appropriate to reflect their fair market value. Other portfolio securities held by the Fund will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

    b.  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

    Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

    c.  FOREIGN CURRENCY TRANSACTIONS:

    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

                              RCM GLOBAL TECHNOLOGY FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    d. PURCHASED OPTIONS:

    The Fund may purchase listed put and call options on stocks as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. In exchange for a premium paid, a put gives the holder the right to require the writer of the put to purchase from the holder a security at a specified price, and a call gives the holder the right to require the writer of the call to sell a security to the holder at a specified price.

    The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the options. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, the proceeds from such sale are decreased by the premium originally paid.

    e. SHORT SALES NOT AGAINST THE BOX:

    A short sale "not against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price.
    In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund instructs the custodian to maintain in a separate account securities, or cash, having a value at least equal to the amount of the securities sold short.

    The Fund records in its "Statement of Assets and Liabilities" a payable to reflect the current cost to deliver the security sold short and a receivable to reflect the proceeds of the sale. When the Fund closes out the short sale, the Fund realizes a gain or loss equal to the difference between the proceeds received and the cost of the security delivered.

    f.  FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

                              RCM GLOBAL TECHNOLOGY FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1997
                                     (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    g.  DISTRIBUTIONS:

    Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses due to wash sales.

2.  INVESTMENT IN FOREIGN SECURITIES

    Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets will subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3.  CAPITAL SHARES

    At June 30, 1997, there were 1,000,000,000 shares of the Company's capital stock authorized at $0.0001 par value. Of this amount, 50,000,000 were classified as shares of the Fund; 50,000,000 were classified as shares of RCM Global Health Care Fund; 50,000,000 were classified as shares of RCM Global Small Cap Fund; 50,000,000 were classified as shares of RCM Large Cap Growth Fund; 50,000,000 were classified as shares of Dresdner RCM Emerging Markets Fund; and 750,000,000 shares remain unclassified. Transactions in capital shares were as follows:

                              CAPITAL SHARE TRANSACTIONS

                                                 Six months ended June 30, 1997
                                                            (Unaudited)
                                                  ------------------------------
                                                     Shares         Amount
                                                  -------------  ---------------
      Shares sold                                      84,124   $  1,109,760
      Shares repurchased                              (83,544)      (965,538)
                                                  -------------  ---------------
      Net increase                                        580   $    144,222
                                                  -------------  ---------------
                                                  -------------  ---------------

                                                   Year ended December 31, 1996
                                                  ------------------------------
                                                        Shares      Amount
                                                  -------------  ---------------
      Shares sold                                     314,233   $  3,338,002

      Shares issued in connection with reinvestment
        of distributions                                2,926         36,110
      Shares repurchased                               (5,899)       (68,920)
                                                  -------------  ---------------
      Net increase                                    311,260   $  3,305,192
                                                  -------------  ---------------
                                                  -------------  ---------------

At June 30, 1997, two affiliated shareholders held more than 5% of the outstanding shares of the Fund individually and 59% in aggregate.

                              RCM GLOBAL TECHNOLOGY FUND
                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1997
                                     (UNAUDITED)


4.  PURCHASES AND SALES OF SECURITIES

    For the year ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $5,911,557 and $5,972,794, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

5.  DEFERRED ORGANIZATIONAL COSTS

    Costs incurred by the Fund in connection with its organization aggregated $75,000. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of the Fund's operations.

6.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    RCM manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment management fees monthly to RCM at an annualized rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 1997, the Fund recorded investment management fees of $26,620.

    RCM has voluntarily agreed, until at least December 31, 1997, to pay the Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 1.75% of the value of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse RCM for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. RCM reimbursed the Fund for operating expenses totaling $34,485 for the six months ended June 30, 1997.

    The RCM Capital Management Profit Sharing Plan, participation in which is limited to employees of RCM, owned 151,529 shares of the Fund on June 30, 1997.

7.  DIRECTORS' FEES

    Each Director who is not an interested person of the Company receives from the Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Company), plus $500 for each meeting of the Board attended and $250 for each committee meeting attended.

INVESTMENT MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California  94111


TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts  02109


CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071


INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts  02109